UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15, 2005

CYOP SYSTEMS INTERNATIONAL INCORPORATED
(Exact name of registrant as specified in its charter)

Nevada	0-32355	98-0222927
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1022 Sixth Street, Unit A, Hermosa Beach, California	90254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 691-2585

_____________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 1.01 Entry into a Material Definitive Agreement.

On December 15, 2005, the Registrant closed a financing transaction in which it sold 10% convertible debentures (the “Debentures”) to Cornell Capital Partners, LP (“Cornell”) to raise $1,350,000 pursuant to a Securities Purchase Agreement dated thereof (the “Securities Purchase Agreement”) and an Escrow Agreement dated thereof (the “Escrow Agreement”). The Registrant received $700,000 upon closing, will receive another $150,000 within two business days prior to the date the registration statement is filed, provided that the Company has increased its authorized shares to one billion (1,000,000,000) and the Company shall receive $500,000 one business day prior to the date the registration statement is declared effective by the Securities and Exchange Commission (the “Commission”). The Debentures mature on December 15, 2007 and December 15, 2008, respectively. The Debentures are convertible from time to time into the common stock of the Registrant by Cornell for at the price per share of an amount equal to ninety percent (90%) of the average volume weighted average price of the Registrant’s Common Stock, as quoted by Bloomberg, LP, for the thirty (30) trading days immediately preceding the conversion date. The Registrant has an option to redeem a portion or all of the outstanding principle convertible Debentures with the redeem price of one hundred twenty percent (120%) of the amount redeemed plus accrued interest. The Registrant granted Cornell a security interest in certain of its assets pursuant to amended and restated security agreement dated December 15, 2005 (the “Security Agreement”). Cornell also received five year warrants to purchase 2,970,000 shares of common stock, 1,350,000 shares at an exercise price of $0.05 per share and 1,620,000 shares at an exercise price of $0.06 per share (the “Warrants”).

The Registrant and Cornell had entered into an standby equity distribution agreement dated as of August 14, 2005 (the “Standby Equity Distribution Agreement”); a registration rights agreement dated as of August 14, 2005 (the “Registration Rights Agreement”) and an escrow agreement dated as of August 14, 2005 (the “Escrow Agreement”). (Collectively, the Standby Equity Distribution Agreement, the Registration Rights Agreement, and the Escrow Agreement are referred to as the “Transaction Documents.” In conjunction with the financing, the Registrant and Cornell entered into a Termination Agreement dated December 15, 2005 whereby the parties terminated the Transaction Documents and the respective rights and obligations contained therein. As a result of this provision, none of the parties shall have any rights or obligations under or with respect to the Transaction Documents. Additionally, Cornell surrendered a $650,000 convertible debenture plus unpaid and accrued interest in consideration in part for the Debentures.

The securities issued in the private placement have not been registered under the Securities Act of 1933, as amended, and until so registered the securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration. The offering requires the Company to prepare and file with the Commission a registration statement for the purpose of registering under the Securities Act of 1933 all of the shares of the Company’s common stock issuable upon exercise of the Warrants and the Debentures pursuant to an Investor Registration Rights Agreement, dated December 15, 2005, by and between the Registrant and Cornell (the “Investor Registration Rights Agreement”).

This announcement is not an offer to sell securities of Cyop Systems International Incorporated and any opportunity to participate in the private placement was available to a very limited group of accredited investors.

The foregoing description of the private placement does not purport to be complete and is qualified in its entirety by reference to the Securities Purchase Agreement, Debentures, Warrants, Investor Registration Rights Agreement, Escrow Agreement and Security Agreement.

Item 1.02 Termination of a Material Definitive Agreement.

The information called for by this item is contained in Item 1.01, which is incorporated by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information called for by this item is contained in Item 1.01, which is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Ex. 10.1	- Securities Purchase Agreement, dated as of December 15, 2005, between the Registrant and Cornell Capital Partners, LP.
Ex. 10.2	- Secured Debenture 001, dated as of December 15, 2005, between the Registrant and Cornell Capital Partners, LP.
Ex. 10.3	- Secured Debenture 002, dated as of December 15, 2005, between the Registrant and Cornell Capital Partners, LP.
Ex. 10.4	- Amended and Restated Security Agreement, dated as of December 15, 2005, between the Registrant and Cornell Capital Partners, LP.
Ex. 10.5	- Warrant, dated as of December 15, 2005, between the Registrant and Cornell Capital Partners, LP.
Ex. 10.6	- Warrant, dated as of December 15, 2005, between the Registrant and Cornell Capital Partners, LP.
Ex. 10.7	- Investor Registration Rights Agreement, dated as of December 15, 2005, between the Registrant and Cornell Capital Partners, LP.
Ex. 10.8	- Termination Agreement, dated as of December 15, 2005, between the Registrant and Cornell Capital Partners, LP.
Ex. 10.9	- Escrow Agreement, dated as of December 15, 2005, by and amongst the Registrant, Cornell Capital Partners, LP and David Gonzalez.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYOP SYSTEMS INTERNATIONAL INCORPORATED
(Registrant)

Date December 19, 2005
	By:	/s/ Mitch White
	Name	Mitch White
	Title:	Chief Executive Officer